                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Preliminary Proxy Statement             [_] Confidential, For Use by the
[_] Definitive Proxy Statement                 Commission Only (as permitted by
[_] Definitive Additional Materials            Rule 14a-6(e)(2))
[_] Soliciting Material Under Rule 14a-12
                            The Capitol Mutual Funds
                             d/b/a Nations Reserves

          -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
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(2) Aggregate number of securities to which transaction applies:  N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                                              ---
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(4) Proposed maximum aggregate value of transaction:  N/A
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(5) Total fee paid:  N/A
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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
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(2) Form, Schedule or Registration Statement No.:  N/A
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(3) Filing Party:  N/A
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(4) Date Filed:  N/A
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Notes:

                                NATIONS RESERVES

                               NATIONS FUNDS TRUST

                            ONE BANK OF AMERICA PLAZA

                             101 SOUTH TRYON STREET

                         CHARLOTTE, NORTH CAROLINA 28255

                            TELEPHONE: (800) 653-9427

                                January 16, 2002

DEAR SHAREHOLDER:

            We are pleased to invite you to special meetings of shareholders of Nations High Yield Bond Fund, Nations Intermediate Bond Fund, Nations International Equity Fund, Nations International Value Fund, Nations MidCap Index Fund and Nations Kansas Municipal Income Fund (the "Funds"). The meetings will be held jointly at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina (the "Meetings").

            THE BOARDS OF TRUSTEES OF NATIONS RESERVES AND NATIONS FUNDS TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE EACH PROPOSAL RELATING TO YOUR FUND.

            At the Meetings, you will be asked to authorize the implementation of a "manager of managers" structure pursuant to Securities and Exchange Commission exemptive relief. If the exemptive relief is obtained, this structure would permit Banc of America Advisors, LLC (your Fund's investment adviser) to enter into new or amended investment sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. This item is being proposed primarily to allow the investment adviser more flexibility in managing your Fund, without incurring the additional expense of soliciting shareholders any time a change is sought.

            Additionally, shareholders of Nations Intermediate Bond Fund, Nations International Equity Fund and Nations International Value Fund are being asked to approve a reorganization (the "Reorganization") of their Fund into a successor mutual fund (each a "Successor Fund") in Nations Funds Trust, another registered investment company within the Nations Funds family. Each Successor Fund will have the same name, investment objective, principal investment strategies and investment risks as those of your current Fund and the Reorganization will not result in any change to the total operating expense ratios that currently apply to your Fund (both before and after waivers and/or expense reimbursements). The Reorganization will not cause a change to the investment adviser or sub-adviser who manage your Fund. In addition, the features and services that are available to you today as a shareholder will continue to be available to you as a Successor Fund shareholder after the Reorganization.

            The Reorganization offers several potential benefits. First, the Reorganization is part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. As part of the broader initiative, management expects to reduce the number of registered investment companies in the Nations Funds family without necessarily impacting investment alternatives. Streamlining the Nations Funds family in this fashion may lead to additional cost savings by reducing accounting, legal and securities registration costs. Also, the Successor Funds will be part of a Delaware business trust, which generally is viewed as having more flexibility in its operations than a Massachusetts business trust (like Nations Reserves). Additionally, each Successor Fund will have more flexibility in its investment policies than your current Fund.

            If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that each Fund will be reorganized into its corresponding Successor Fund on or about May 10, 2002 when Fund shares will be exchanged for shares of the same class of shares of the corresponding Successor Fund of equal dollar value. The exchange of shares in the Reorganization is expected to be tax-free under federal income tax law, and shareholders (except those of Nations International Equity Fund and Nations International Value Fund) are not expected to bear any of the customary costs of the Reorganization, because of fee waiver and/or expense reimbursement arrangements.

            Finally, shareholders of Nations International Equity Fund will also be asked to approve a new investment sub-advisory agreement with Marsico Capital Management, LLC ("Marsico Capital") on behalf of Nations International Equity Master Portfolio, the master portfolio in which Nations International Equity Fund invests all of its net investable assets. The Board of Trustees of Nations Master Investment Trust recently approved a change to the investment sub-adviser who manages a portion of Nations International Equity Master Portfolio's assets. In particular, Gartmore Global Partners was recently replaced with Marsico Capital. Prior to January 15, 2002, Gartmore Global Partners served as one of three investment sub-advisers to Nations International Equity Master Portfolio. Marsico Capital currently provides investment sub-advisory services to approximately one-third of the Master Portfolio's assets under interim arrangements. The general array of sub-advisory services provided under the new agreement and the aggregate fees payable by the Master Portfolio for sub-advisory services will remain unchanged from the previous sub-advisory agreements.

            The formal Notice of Special Meetings, Proxy Statement and Proxy Ballot(s) are enclosed. The Reorganization and the reasons for the unanimous recommendation of the Boards with respect to all proposals are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

            We look forward to your attendance at the Meetings or to receiving your Proxy Ballot(s) so that your shares may be voted at the Meetings.

                                                          Sincerely,

                                                          A. MAX WALKER

                                                          President and Chairman
                                                          of the Boards of
                                                          Nations Reserves and
                                                          Nations Funds Trust

            YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT(S) TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

------------------------------------------------------------------------------------------------------------------------------------

Two Quick And Easy Ways To Submit Your Proxy

    As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement ("Proxy
    Statement") select one of the following quick and easy methods to submit your proxy - accurately and quickly.

    Vote on-line                                                       Vote By Toll-Free Phone Call
    1. Read the enclosed Proxy Statement and have                      1. Read the enclosed Proxy Statement and have
       your Proxy Ballot(s)* at hand.                                  your Proxy Ballot(s)* at hand.
    2. Go to Web site www.proxyvote.com                                2. Call the toll-free number on your Ballot(s).
    3. Enter the 12-digit Control Number found on                      3. Enter the 12-digit Control Number found on
       your Proxy Ballot(s).                                           your Proxy Ballot(s).
    4. Submit your proxy using the easy-to-follow                      4. Submit your proxy using the easy-to-follow
       instructions.                                                   instructions.


* Do not mail the Proxy Ballot(s) if submitting your proxy by Internet or telephone.

------------------------------------------------------------------------------------------------------------------------------------

                                NATIONS RESERVES

                               NATIONS FUNDS TRUST

                            ONE BANK OF AMERICA PLAZA

                             101 SOUTH TRYON STREET

                         CHARLOTTE, NORTH CAROLINA 28255

                            TELEPHONE: (800) 653-9427

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

                          To Be Held on March 27, 2002

TO NATIONS HIGH YIELD BOND FUND SHAREHOLDERS:

            PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations High Yield Bond Fund will be held at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

            ITEM 1. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for your fund without shareholder approval.

            ITEM 2. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for Nations High Yield Bond Master Portfolio, in which your fund invests all of its assets, without shareholder approval.

            ITEM 3. Such other business as may properly come before the meeting or any adjournment(s).

TO NATIONS INTERMEDIATE BOND FUND SHAREHOLDERS:

            PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Intermediate Bond Fund will be held at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

            ITEM 1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your fund into a corresponding successor fund.

            ITEM 2. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for Nations Intermediate Bond Master Portfolio, in which your fund invests all of its assets, without shareholder approval.

            ITEM 3. Such other business as may properly come before the meeting or any adjournment(s).

TO NATIONS INTERNATIONAL EQUITY FUND SHAREHOLDERS:

            PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations International Equity Fund will be held at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

            ITEM 1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your fund into a corresponding successor fund.

            ITEM 2. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for Nations International Equity Master Portfolio, in which your fund invests all of its assets, without shareholder approval.

            ITEM 3. A new investment sub-advisory agreement with Marsico Capital Management, LLC for Nations

            International Equity Master Portfolio, in which your fund invests all of its assets.

            ITEM 4. Such other business as may properly come before the meeting or any adjournment(s).

TO NATIONS INTERNATIONAL VALUE FUND SHAREHOLDERS:

            PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations International Value Fund will be held at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

            ITEM 1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your fund into a corresponding successor fund.

            ITEM 2. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for Nations International Value Master Portfolio, in which your fund invests all of its assets, without shareholder approval.

            ITEM 3. Such other business as may properly come before the meeting or any adjournment(s).

TO NATIONS KANSAS MUNICIPAL INCOME FUND SHAREHOLDERS:

            PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations Kansas Municipal Income Fund will be held at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

            ITEM 1. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for your fund without shareholder approval.

            ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

TO NATIONS MIDCAP INDEX FUND SHAREHOLDERS:

            PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations MidCap Index Fund will be held at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

            ITEM 1. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for your fund without shareholder approval.

            ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

            THE BOARDS OF TRUSTEES OF NATIONS RESERVES AND NATIONS FUNDS TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE EACH PROPOSAL FOR YOUR FUND.

            Shareholders of record as of the close of business on December 27, 2001 are entitled to notice of, and to vote at, the meetings or any adjournment(s) thereof.

            SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT(S), WHICH IS BEING SOLICITED BY, AND ON BEHALF OF, THE BOARDS OF TRUSTEES OF NATIONS RESERVES AND NATIONS FUNDS TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETINGS. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON YOUR BALLOT(S); OR 2) ON-LINE AT THE WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETINGS AND VOTING IN PERSON.

                                            By Order of the Boards of Trustees,

                                            RICHARD H. BLANK, JR.
                                            Secretary of Nations Reserves and
                                               Nations Funds Trust

January 16, 2002

                                 PROXY STATEMENT

                             Dated January 16, 2002

                                NATIONS RESERVES

                               NATIONS FUNDS TRUST

                            ONE BANK OF AMERICA PLAZA

                             101 SOUTH TRYON STREET

                         CHARLOTTE, NORTH CAROLINA 28255

                            TELEPHONE: (800) 653-9427

            For ease of use, certain terms or names that are used in this Proxy Statement have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this Proxy Statement in Appendix A. A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy Statement.

            This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Reserves and Funds Trust at the Meetings of the Funds. The Meetings have been called to consider the following proposals as indicated in the chart below:

----------------------------------------- ------------- -------------- -------------- ----------------- ------------- -------------
                                              High                                                          Kansas
                                            Yield Bond   Intermediate   International    International    Municipal   MidCap Index
                                              Fund         Bond Fund     Equity Fund      Value Fund       Income         Fund
                                                                                                            Fund
                                          ------------- -------------- -------------- ----------------- ------------- -------------
----------------------------------------- ------------- -------------- -------------- ----------------- ------------- -------------
Reorganization into a Successor Fund                           X              X              X
----------------------------------------- ------------- -------------- -------------- ----------------- ------------- -------------
----------------------------------------- ------------- -------------- -------------- ----------------- ------------- -------------
Authorization for "manager of managers"
authority                                      X               X              X              X                 X            X
----------------------------------------- ------------- -------------- -------------- ----------------- ------------- -------------
----------------------------------------- ------------- -------------- -------------- ----------------- ------------- -------------
New investment sub-advisory agreement
with Marsico Capital                                                          X
----------------------------------------- ------------- -------------- -------------- ----------------- ------------- -------------

            Additional information about the Funds is available in their prospectuses, statements of additional information (or SAIs) and annual and semi-annual reports to shareholders. All of this information is in documents filed with the SEC. The Funds' annual reports to shareholders for the fiscal year ended March 31, 2001 and semi-annual reports to shareholders for the fiscal period ended September 30, 2001 previously have been mailed to shareholders. Additional copies of any of these documents are available without charge by writing the address given above or by calling (800) 321-7854. These documents also are available on the SEC website at www.sec.gov.

            Shareholders may, after the Reorganization, obtain copies of the prospectus and SAIs relating to the Successor Funds without charge by calling
(800) 653-9427 or by writing Nations Funds at the address set forth above.

            It is expected that this Proxy Statement will be mailed to shareholders on or about January 16, 2002.

--------------------------------------------------------------------------------
Special Note for Shareholders of High Yield Bond Fund, Intermediate Bond Fund, International Equity Fund and International Value Fund

            Shareholders may recall that these Funds are each a "feeder" fund in a master/feeder structure where corresponding Master Portfolios of Nations Master Investment Trust serve as the investment company in which each feeder Fund invests all of its net investable assets. Investment advisory, sub-advisory and certain other services are provided at the Master Portfolio level. Therefore, the new investment sub-advisory agreement for the Funds is not a contract with the Funds directly but rather with their Master Portfolios. In addition, the proposal relating to the authorization to implement a "manager of mangers" structure may apply to the Fund and/or its Master Portfolio.

            As an interestholder in a corresponding Master Portfolio, each Fund is "passing-through" the vote to Fund shareholders for any proposals relating to the Master Portfolios via this proxy solicitation, and will vote its interests in its Master Portfolio in the same proportion as Fund shareholders vote. In addition, in order to avoid confusion of

--------------------------------------------------------------------------------
            terms throughout this Proxy Statement, the terms Fund and Master Portfolio are sometimes used interchangeably. Also, any approvals made by the Boards, on behalf of High Yield Bond Fund, Intermediate Bond Fund, International Equity Fund and International Value Fund, that are discussed in this Proxy Statement, also were made by the Board of Nations Master Investment Trust, on behalf of each Master Portfolio.
--------------------------------------------------------------------------------
                               THE REORGANIZATION

 (For Intermediate Bond Fund, International Equity Fund and International Value
                             Fund Shareholders Only)

Description of the Proposal

            At the Meetings, the shareholders of each of the Funds referenced above will be asked to approve the Reorganization. If shareholder approval is obtained, and the other conditions to the Closing are met, shareholders will receive shares of the same class of the corresponding Successor Fund equal in value to their holdings of Fund shares immediately before the Reorganization. Each Fund will then be liquidated and, if shareholders of all Funds approve the Reorganization of their Funds (and shareholders of all other funds of Reserves also approve separate reorganizations of their funds), Reserves will be de-registered under the 1940 Act and dissolved under Massachusetts state law. Each Successor Fund is referred to as a "successor" because each was created to receive the assets and liabilities and to continue the operations of its corresponding Fund. While there are some differences between the Funds and their corresponding Successor Funds, which are discussed below, an investment in a Successor Fund will be considered substantially the same as an investment in its corresponding Fund.

            Each Successor Fund will have the same name, investment objective, investment adviser, investment sub-adviser, principal investment strategies and investment risks as its corresponding Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or expense reimbursements) of the various classes of shares. Similarly, the features and services that are available to Fund shareholders today will continue to be available to Successor Fund shareholders after the Reorganization. However, the Successor Funds differ in some respects from the Funds, and these differences are described in more detail below.

Description of the Reorganization Agreement

            The Reorganization Agreement is the governing document of the Reorganization. Among other things, the Reorganization Agreement provides for:
(i) the transfer of all of the assets and liabilities of a Fund to its corresponding Successor Fund in exchange for shares of equal value of the designated classes of the corresponding Successor Fund; and (ii) the distribution of Successor Fund shares to Fund shareholders in liquidation of their Fund. The Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction and includes a number of conditions to the completion of the Reorganization, such as the requirement that a good standing certificate be obtained by each party and that no regulatory barriers have been issued by the SEC. The completion of the Reorganization also is conditioned upon Reserves and Funds Trust receiving an opinion from Morrison & Foerster LLP that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law.

            The Reorganization Agreement provides that the Reorganization may be abandoned at any time before Closing by any party to the Reorganization Agreement if any condition is not satisfied or otherwise by mutual consent of the parties. At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by Fund shareholders: (i) the parties may, by written agreement authorized by the Board of Reserves or Funds Trust, as applicable, and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party for the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the respective Board with or without the approval of shareholders). Additionally, the Reorganization Agreement provides that the Reorganization of one Fund is not conditioned upon the Reorganization of any other Fund.

            Upon completion of the Reorganization, all outstanding shares of each Fund will be canceled. Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of the corresponding Successor Fund. The Reorganization Agreement provides that a Fund will only bear the expenses of the Reorganization to the extent that the Fund's operating expenses have not exceeded certain "caps" that have been put in place. Because of these caps, it is expected that only International Equity Fund and International Value Fund will bear the costs associated with the Reorganization, including solicitation costs. Because these Funds are currently operating below the expense caps that have been put in place, International Equity Fund is expected to pay approximately $155,000 and International Value Fund is expected to pay approximately $269,000 in costs related to the Reorganization.

            All Funds may, however, bear certain expenses such as brokerage commissions and other transaction charges, as well as interest on borrowed money or extraordinary expenses, that may be associated with the Reorganization.

            A copy of the Reorganization Agreement is available at no charge by calling (800) 653-9427 or writing Nations Funds at the address listed on the first page of the Proxy Statement. A copy of the Reorganization Agreement is also available at the SEC's website (www.sec.gov).

Reasons for the Reorganization and Other Considerations

     o The Nations Funds Family Reorganization - The Reorganization is the final phase of a broader initiative begun two years ago to streamline the operations of the Nations Funds Family. A primary goal of the initiative is to reduce the number of registered investment companies in the Nations Funds Family without necessarily impacting investment alternatives. This final phase would reorganize all of the remaining Funds of Reserves in the Nations Funds Family into series of Funds Trust. Management and the Board of Reserves believe that operating fewer registered investment companies offers potential efficiencies and benefits to shareholders over the long-term. These efficiencies and benefits include potential cost savings from the reduction of accounting, legal, filing and securities registration costs. If shareholders of the Funds approve the Reorganization (and shareholders of all of the other funds of Reserves approve similar reorganizations), management will de-register and dissolve Reserves.

       The Successor Funds will be part of a Delaware business trust, which generally is viewed as having more flexibility in its operations than a Massachusetts business trusts (like Reserves). Also, as part of Funds Trust, the Successor Funds will be governed under a more flexible charter document which can be amended by Funds Trust's Board without the necessity of soliciting shareholders, thereby saving costs relating to proxy solicitations on certain routine matters.

       Specifically, the Successor Funds will have greater flexibility in their investment policies, including policies that, for example, permit them to:

       >> participate in interfund lending arrangements among the Nations Funds
          Family. Management is expected to file an exemptive application with the SEC that will permit funds in the Nations Funds Family to lend to and borrow money from each other for temporary purposes. At any particular time, the Funds may need to borrow money for temporary purposes to satisfy redemption requests, to cover unanticipated cash shortfalls such as a trade "fail" in which cash payment for a security sold by a Fund has been delayed, or for other temporary purposes. The Funds currently have a line of credit with their custodian, which is designed to cover reasonably anticipated borrowing needs. The interfund lending arrangements are expected to reduce the Successor Funds' potential borrowing costs and enhance the ability of the lending Successor Funds to earn higher rates of interest on their short-term lendings.

          Certain   of the Funds' fundamental investment policies currently
          prohibit the Funds from participating in the proposed interfund lending arrangements. The Successor Funds, however, have adopted fundamental investment policies that will allow them to take advantage of these arrangements, assuming that the SEC issues an exemptive order.

Board Consideration

            The Board of Reserves unanimously voted to approve the Reorganization Agreement at a special meeting held on October 10, 2001. During deliberations, the Board (with the advice and assistance of independent counsel) reviewed and considered, among other things: (1) the Reorganization as part of a broader initiative to streamline the operations of the Nations Funds Family; (2) the various aspects and terms of the Reorganization and the Reorganization Agreement; (3) that total operating expense ratios (before and after waivers and/or reimbursements) that would be charged to each Successor Fund class after the Reorganization would not change from those of the corresponding Fund class prior to the Reorganization; (4) that the investment objectives, principal investment strategies and investment risks of the Funds and their corresponding Successor Funds are identical; (5) that shareholders will experience no change in shareholder services; (6) that the Successor Funds as part of Funds Trust will have greater flexibility in their investment policies and will be governed under a more flexible charter document which could be amended by the Board of Funds Trust without the necessity of soliciting shareholders, thereby potentially saving future costs relating to proxy solicitations on certain routine matters; (7) the anticipated tax-free nature of the exchange of shares in the Reorganization; (8) to the extent that the Funds and their shareholders will bear the expenses of the Reorganization, the Board considered that such costs were justified by the potential benefits of the Reorganization. In this regard, the Board also considered that BA Advisors and other service providers currently waive fees and/or reimburse expenses for many of the Funds; and (9) any potential benefits of the Reorganization, if any, to other persons, including BA Advisors and its affiliates (e.g., the benefit of consolidating resources within BA Advisors and its affiliates).

            Based upon its evaluation of the information presented to it, and in light of the fiduciary duties under federal and state law, the Board of Reserves including all of the non-interested Trustees, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of each Fund, and that the shares of each Fund will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Funds Trust, including all of the non-interested Trustees, also evaluated the Reorganization and based upon its evaluation of the information presented to it, and in light of its fiduciary duties under federal and state law, determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the Successor Funds and that the shares of the Successor Funds will not be diluted as a result of the Reorganization.

             THE BOARD OF RESERVES UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION AGREEMENT.

Comparison of the Funds and Successor Funds

            As noted above, there are some differences between the Funds and their corresponding Successor Funds, which are summarized below:

              o After the Reorganization, Fund shareholders will hold shares in series of Funds Trust, a registered investment company in the Nations Funds Family. Unlike Reserves, which is a Massachusetts business trust, Funds Trust is a Delaware business trust.

              o The Funds and the Successor Funds will have somewhat different fundamental investment policies. As part of Funds Trust, the Successor Funds will have greater flexibility in their investment policies.

Comparison of Forms of Business Organization

            Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and a fund's governing documents fill in most of these gaps and typically create additional operational rules and restrictions that funds must follow. All of the Funds are series of a Massachusetts business trust. The Successor Funds are series of a Delaware business trust. While there are few differences among these forms of organization, one advantage of a Delaware business trust is its potential for greater flexibility. Generally, under Delaware business trust law, a mutual fund's governing instrument, called a declaration of trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds organized in Delaware generally have more flexibility in their operations and greater certainty about any operational restrictions.

         The following discussion outlines some of the differences between Reserves (which is a Massachusetts business trust) and Funds Trust (which is a Delaware business trust).

         o The Board of Trustees. The Board of Funds Trust has eleven Trustees, ten of whom currently serve as Board members of Reserves, with the eleventh currently serving in an advisory capacity to the Board of Reserves.

         o Governing Law. Unlike Massachusetts business trust law, the Delaware Business Trust Act has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument (discussed below) of a Delaware business trust. For example, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series will not be liable for the debts of another series. Although remote, this is a potential risk in the case of a Massachusetts business trust.

                  In addition, Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Business Trust Act, are among the nation's most highly respected and have an expertise in corporate matters. Accordingly, there is a well-established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         o Governing Documents. Massachusetts and Delaware business trusts are governed by similar sets of documents, typically called declarations of trust and by-laws. These governing documents are generally similar, although the Declaration of Trust of Funds Trust (the Delaware business trust) generally is the clearer and more flexible document. For example, it provides that Funds Trust, or any series of Funds Trust, may be dissolved at any time by the Board of Funds Trust upon written notice to shareholders. In addition, Funds Trust's Declaration of Trust, as permitted by Delaware law, provides that shareholders of series of Funds Trust would be entitled to vote on mergers, acquisitions and consolidations involving such series, only to the extent required by federal securities law. Thus, by operating under Funds Trust's Declaration of Trust, the Successor Funds will limit shareholder votes to those matters expressly required under the federal securities laws, and could save costs by not having to schedule special shareholder meetings and solicit shareholder proxies. Although as shareholders of a Successor Fund of Funds Trust shareholders may no longer have certain rights, it is anticipated that the Successor Funds would benefit from a reduction in expenses associated with potential proxy solicitations on these matters.

                  In general, the attributes of a share of beneficial interest in the case of a Massachusetts business trust are comparable to those of a share of beneficial interest of a Delaware business trust such as Funds Trust, i.e., shares of all are entitled to one vote per share held and fractional votes for fractional shares held.

         o Shareholder Liability. Under Massachusetts law, shareholders may, in certain circumstances, be held personally liable for the debts and obligations of a Massachusetts business trust. In contrast, under Delaware law, shareholders of a Delaware business trust like Funds Trust are not personally liable for the debts and obligations of such trust.

Comparison of Investment Policies and Restrictions

         The Successor Funds also will have a more streamlined set of fundamental investment policies than the Funds. Some of the Funds' current fundamental investment policies may limit their portfolio management team from investing in a security that is both consistent with a Fund's investment objective and also believed to be a good investment. One reason for changing some of the fundamental investment policies is to remove these restrictions that unnecessarily hamper the portfolio management team's investment discretion. Some of these restrictions were originally put in place by the Funds as a result of the directives of various state securities commissions. Changes to federal securities laws have superseded these directives and are, accordingly, no longer necessary.

         In addition, the Funds currently have fundamental investment policies that prohibit them from participating in interfund lending arrangements. The Successor Funds, however, have fundamental investment policies that will permit them to take part in these arrangements. Assuming that the SEC grants an exemptive order that the Nations Funds Family is expected to apply for, the Successor Funds may be able to experience substantial cost savings for temporary lending or borrowing activities.

         Another reason that management wishes to change the Funds' fundamental investment policies is its desire to migrate towards uniform investment policies for all funds in the Nations Funds Family. Uniform policies could lead to efficiencies in administering the Funds' activities, including ensuring compliance with law and internal procedures.

         The Funds and Successor Funds have identical non-fundamental investment policies.

         For a detailed comparison of the fundamental investment policies of the Funds and the Successor Funds, see Appendix B to this Proxy Statement.

Comparison of Advisory and Other Service Arrangements and Fees

         The Funds and the Successor Funds have the same service providers and the same fee arrangements. Immediately after the Reorganization, these service providers are expected to continue to serve the Successor Funds in the capacities indicated below and the fee arrangements with them will remain unchanged.

        Service Providers for the Funds and the Successor Funds
        -------------------------------------------------------
        Investment Adviser             BA Advisors
        Investment Sub-Adviser         BACAP (for Intermediate Bond Fund); INVESCO, Putnam and   Marsico Capital (for International
                                       Equity Fund); Brandes (for International Value Fund);
        Distributor                    Stephens Inc.
        Co-Administrator               BA Advisors
        Co-Administrator               Stephens Inc.
        Sub-Administrator              The Bank of New York
        Custodian                      The Bank of New York
        Transfer Agent                 PFPC Inc.
        Sub-Transfer Agent             Bank of America (for Primary A shares only)
        Independent Accountants        PricewaterhouseCoopers LLP

         BA Advisors and the Successor Funds are seeking an exemptive order from the SEC that would permit BA Advisors to engage a different or additional sub-adviser for a Successor Fund, to continue the engagement of a sub-adviser who has experienced a change in its ownership or corporate structure or under an agreement that has materially changed, with the approval of the Board of Funds Trust, but without submitting the sub-advisory change to a vote of the Successor Fund's shareholders, under certain circumstances. If this exemptive order is granted and the Reorganization is approved, BA Advisors or the Successor Funds will inform shareholders of any such sub-advisory change, which may include: (i) engaging new or additional sub-advisers, (ii) terminating or replacing one or more sub-advisers, or (iii) materially amending an existing sub-advisory agreement. Unless and until this exemptive order is granted, consistent with applicable law, the Funds and Successor Funds will continue to submit any sub-advisory change to shareholders for approval.

         In addition to approving the Reorganization, Intermediate Bond Fund, International Equity Fund and International Value Fund are also being asked to approve, on behalf of their corresponding Master Portfolios, a proposal relating to the Order. Information relating to this proposal is discussed below under "Authorization for the Funds' Adviser, BA Advisors, to Hire and Replace Investment Sub-Advisers or to Modify Investment Sub-Advisory Agreements Without Shareholder Approval."

Comparison of Fees and Expenses

         The Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or expense reimbursements) of the various classes.

Comparison of Purchase, Redemption, Distribution and Exchange Policies and Other Shareholder Transactions and Services

         After the Reorganization, Fund shareholders will hold shares of the same class of the Successor Fund that they held in each Fund. For example, a Fund shareholder who owns Investor A shares will, immediately after the Reorganization, hold Investor A shares in the corresponding Successor Fund. Accordingly, all of the purchase, redemption, distribution and exchange policies as well as other shareholder transactions and services applicable to a shareholder's share class will remain unaffected and unchanged by the Reorganization. As noted, no sales charges or sales loads will be imposed in connection with the exchange of shares in the Reorganization.

Material Federal Income Tax Consequences

         As noted, the exchange of shares in the Reorganization is expected to be tax free under federal income tax law.

         The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Fund shareholders. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Fund shareholder's tax treatment may vary depending upon his or her particular situation. A Fund shareholder also may be subject to special rules not discussed below if they are a certain kind of shareholder, including: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; or a person that does not hold Fund shares as a capital asset at the time of the Reorganization.

         Neither Reserves nor Funds Trust has requested or will request an advance ruling from the Internal Revenue Service as to the federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service may adopt positions contrary to that discussed below and such positions could be sustained. A Fund shareholder is urged to consult with his or her own tax advisors and financial planners as to the particular tax consequences of the Reorganization to the Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         The Reorganization, with respect to each Fund and its corresponding Successor Fund, is intended to qualify as a "reorganization" for federal income tax purposes. In this regard, the obligation of the Funds and the Successor Funds to consummate the Reorganization is conditioned upon the receipt by Reserves and Funds Trust of an opinion of Morrison & Foerster LLP reasonably acceptable to Reserves and Funds Trust substantially to the effect that the Reorganization, with respect to each Fund and its corresponding Successor Fund, will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code and, in such connection, that the Fund and its corresponding Successor Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code. Provided that the Reorganization so qualifies:

         o Neither the Funds, the Successor Funds nor their respective shareholders will recognize any gain or loss pursuant to the Reorganization.

         o A Fund shareholder's aggregate tax basis for the Successor Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Fund shares held immediately before the Reorganization.

         o A Fund shareholder's holding period for the Successor Fund shares received pursuant to the Reorganization will include the period during which the Fund shares are held.

         The tax opinion of Morrison & Foerster LLP described above is based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by Reserves, on behalf of the Funds, and Funds Trust, on behalf of the Successor Funds, which if incorrect in any material respect would jeopardize the conclusions reached by Morrison & Foerster LLP in the opinion. In addition, in the event that Reserves and/or Funds Trust are unable to obtain the tax opinion, they are permitted under the Reorganization Agreement to waive the receipt of such tax opinion as a condition to their obligation to consummate the Reorganization.

         Regardless of whether the acquisition of the assets and liabilities of each Fund by the corresponding Successor Fund qualifies as a tax-free reorganization as described above, the sale of securities by the Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution to Fund shareholders.

         Since its formation, each Fund and Successor Fund believes it has qualified as a separate "regulated investment company" under the Code. Accordingly, each Fund and Successor Fund believes it has been, and expects to continue to be, relieved of federal income tax liability on its taxable income distributions to its shareholders.

     AUTHORIZATION FOR THE FUNDS' ADVISER, BA ADVISORS, TO HIRE AND REPLACE INVESTMENT SUB-ADVISERS OR TO MODIFY INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL
                           (For all Fund Shareholders)

Overview

         With respect to each Fund, management is proposing that shareholders authorize BA Advisors to enter into new or amended investment sub-advisory agreements with a sub-adviser(s) with respect to each Fund without obtaining shareholder approval of such investment sub-advisory agreements, and to permit such sub-adviser(s) to manage the assets of each Fund pursuant to such agreements. If shareholders approve the proposal, BA Advisors would be able to take these actions only to the extent permitted by any exemption or exemptions granted by the SEC or by any applicable SEC rule. Many mutual fund complexes have obtained and are seeking to obtain similar exemptive relief.

         As discussed in the note to shareholders on page 2, High Yield Bond Fund, Intermediate Bond Fund, International Equity Fund and International Value Fund are feeder funds that invest all of their assets in corresponding Master Portfolios. Investment advisory and sub-advisory services for the Funds are provided at the Master Portfolio level. Accordingly, certain Funds are being asked to approve this proposal with respect to their Master Portfolio. Intermediate Bond Fund, International Equity Fund and International Value Fund are being asked to approve this proposal on behalf of their Master Portfolio only; High Yield Bond Fund is being asked to approve this proposal on behalf of its Fund and Master Portfolio; and Kansas Municipal Income Fund and MidCap Index Fund are being asked to approve this proposal on behalf of their Fund only.

         This proposal is being submitted to the shareholders of each Fund for approval as required by the terms of an exemptive order requested by the Nations Funds Family and BA Advisors from the SEC and will not become effective with respect to a Fund unless and until this proposal has been approved by the shareholders of that Fund and the Order is received from the SEC.

            The 1940 Act generally provides that an investment adviser or sub-adviser to a mutual fund may act as such only pursuant to a written agreement which has been approved by a vote of a majority of the outstanding voting securities of the fund as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. Pursuant to the Order, BA Advisors will be permitted, with the approval of the respective Board, to hire new sub-advisers, terminate sub-advisers, and modify investment sub-advisory agreements with sub-advisers, including if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing investment sub-advisory agreement, without the prior approval of Fund shareholders under certain conditions. By eliminating shareholder approval in these matters, BA Advisors will have greater flexibility in overseeing sub-advisers, and Nations Funds and its shareholders would be spared the time and expense of holding shareholder meetings and soliciting and submitting proxies. The Order is expected to be subject to several conditions, including the following:

             1. Nations Funds will disclose in the prospectuses for the Funds the existence, substance and effect of the Order. In addition, each Fund will hold itself out to the public as employing the management structure described in the Order. The prospectuses for the Funds will prominently disclose that BA Advisors has the ultimate responsibility (subject to oversight by the Boards) to oversee the sub-advisers and recommend their hiring, termination and replacement.

             2. Within 90 days of the hiring of any new or additional sub-adviser that is either unaffiliated with or wholly-owned by BA Advisors, shareholders will be furnished all relevant information about such new sub-advisers that would be included in a proxy statement, except as modified by the Order. Each Fund will meet this condition by providing shareholders with an information statement which meets the applicable requirements of Regulation 14C, Schedule 14C, and Item 22 of
                  Schedule 14A under the 1934 Act except, if applicable, as modified by the Order, within 90 days of the hiring of any new or additional wholly-owned or unaffiliated sub-advisers.

             3. Neither Nations Funds nor BA Advisors will enter into an investment sub-advisory agreement for a Fund with any sub-adviser that is an "affiliated person," as defined by
                  Section 2(a)(3) of the 1940 Act, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund as and to the extent required by Section 15(a) of the 1940 Act, and the applicable rules thereunder, as interpreted or qualified by any no-action position or interpretation taken by the SEC staff.

             4. Before a Fund may rely on the Order, its ability to operate in the manner described in this application will be approved by a majority of each Fund's outstanding voting securities, as defined in the 1940 Act, unless the substance and effect of the requested relief has been disclosed in its initial prospectus.

            In accordance with condition 4, shareholder approval of this proposed new arrangement is being sought. Even if Fund shareholders approve this proposal, any new sub-adviser engaged or terminated or any change in an investment sub-advisory agreement will still require approval by the respective Board. In order to approve a new sub-adviser, the Board will analyze the factors it deems relevant, including the nature, quality and scope of services provided by the sub-adviser to investment companies comparable to the Fund. The Board also will review the ability of the sub-adviser to provide its services to the Fund, as well as its personnel, operations, financial condition or any other factor which would affect the sub-adviser with respect to compliance and regulatory matters. In addition, the Board will consider other factors deemed relevant to the sub-adviser's performance as an investment adviser. Nations Funds believes that this review provides adequate shareholder protection in the selection of sub-advisers. Finally, shareholder approval would still be required to amend the investment advisory agreement with BA Advisors with respect to each Fund (including any amendment to raise the advisory fee rate payable under such agreement) or to enter into a new investment advisory agreement with BA Advisors or any other adviser.

Reasons for the Proposal

            Reserves and Funds Trust are requesting shareholder approval of this proposal for several reasons. The investment advisory agreement with BA Advisors on behalf of each Fund permits each Fund to utilize an adviser/sub-adviser management structure whereby BA Advisors, acting as each Fund's investment adviser, delegates day-to-day portfolio management responsibilities to a sub-adviser. All Funds currently utilize this structure. Under this structure, the Fund's sub-adviser(s) acts in a capacity similar to a manager of a mutual fund who is employed by the mutual fund's investment adviser and who manages the portfolio under the oversight and supervision of the investment adviser. If BA Advisors were to change sub-advisers for a Fund or to retain an additional sub-adviser for a Fund, BA Advisors would continue in its role as investment adviser and would continue to exercise oversight and supervision of the Fund's investment affairs (subject to Board oversight) as conducted by the new sub-adviser. Management of Reserves and Funds Trust believes that these situations are analogous to a situation where an investment adviser of a mutual fund replaces an employee who manages the fund's investment portfolio with a different manager, which does not require shareholder approval under the 1940 Act.

            In addition, the shareholder approval requirement under the 1940 Act may cause each Fund's shareholders to incur unnecessary expenses, such as the expenses involved in holding and soliciting proxies for a shareholder meeting, and could hinder the prompt implementation of sub-advisory changes that are in the best interest of the shareholders, such as prompt engagement or replacement of a sub-adviser if circumstances so warrant. Without the ability to promptly retain a new sub-adviser and/or replace an existing sub-adviser, or to reapprove existing investment sub-advisory agreements, as the case may be, investors' expectations may be frustrated. For instance, a Fund and its shareholders could be disadvantaged under the following circumstances: (i) where BA Advisors determines to terminate a Fund's sub-adviser due to unsatisfactory performance or another appropriate reason; (ii) where BA Advisors wishes to retain an additional sub-adviser for a Fund that does not, at present, utilize a multi-sub-adviser structure; (iii) where a Fund's sub-adviser resigns, ceases operations or is otherwise incapable of providing portfolio management services on behalf of the Fund; or (iv) where there has been an assignment of a investment sub-advisory agreement with a current sub-adviser (for instance, due to a change in control of the sub-adviser) or some other event causing the termination of the investment sub-advisory agreement. In many cases, these events are beyond the control of Reserves, Funds Trust, BA Advisors and the applicable Fund. In such circumstances, BA Advisors may deem it in the best interests of the Fund to retain a new sub-adviser or to reinstate a terminated investment sub-advisory agreement with a current sub-adviser promptly. For these reasons, management and the Boards believe that approval of the proposal would benefit shareholders.

Board Consideration

            At in-person meetings held on October 10, 2001, the Boards considered, among other matters, that the proposal would be beneficial to the Funds by reducing or eliminating the costs of shareholder meetings and the possible negative impact caused by a delay in replacing or hiring a new sub-adviser, or reapproving existing investment sub-advisory arrangements. They also considered that the Funds would forego any benefits associated with shareholder scrutiny of proposed investment sub-advisory agreements. To this end, the Boards considered that, even in the absence of shareholder scrutiny and approval, any proposal to add or replace a sub-adviser, or to materially amend an investment sub-advisory agreement with an existing sub-adviser, would receive careful review. First, BA Advisors would assess each Fund's needs and, if it believed that the Fund would benefit from a different sub-adviser, BA Advisors would review the relevant universe of available investment managers. Second, any recommendations made by BA Advisors would have to be approved by a majority of the Board of Trustees, including a majority of such Board's non-interested Trustees. Finally, in the absence of shareholder approval, any retention of a new or replacement sub-adviser or any amendment of an existing investment sub-advisory agreement would have to comply with conditions contained in the Order.

            THE BOARDS OF RESERVES AND FUNDS TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR TO APPROVE THE PROPOSED AUTHORITY TO PERMIT BA ADVISORS TO ENTER INTO NEW OR AMENDED INVESTMENT SUB-ADVISORY AGREEMENTS WITH SUB-ADVISERS WITH RESPECT TO YOUR FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL OF SUCH AGREEMENTS.

               APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

                (For International Equity Fund Shareholders Only)

Overview

            Reserves and BA Advisors engage three co-investment sub-advisers to make the day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Currently, BA Advisors and the Fund have engaged three different co-investment sub-advisers - INVESCO, Putnam and Marsico Capital -- each of whom is responsible for managing approximately one-third of the Fund's assets.

            Prior to January 15, 2002, Gartmore served as co-investment sub-adviser to that portion of the Fund's assets currently sub-advised by Marsico Capital pursuant to a previous investment sub-advisory agreement. The Previous Agreement, in accordance with the provisions the 1940 Act, is terminable at any time, without payment of penalty, by the Board or by a majority of the shareholders, upon 60 days' written notice. Effective January 15, 2002, the Board approved the termination of the Previous Agreement and replaced Gartmore with Marsico Capital.

            In a situation such as this, where a change in sub-adviser has occurred before shareholders have had the opportunity to approve a new investment sub-advisory agreement, Rule 15a-4 under the 1940 Act allows a mutual fund's board of trustees to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions. Shareholders must then approve the new agreement in order for the fund to continue to receive contractual sub-advisory services from that investment sub-adviser.

            In connection with the termination of the Previous Agreement and to ensure continuity of sub-advisory services to the Fund, the Board approved both an interim investment sub-advisory agreement and a new investment sub-advisory agreement with Marsico Capital. Marsico Capital currently serves as co-investment sub-adviser under the Interim Agreement. Rule 15a-4 under the 1940 Act permits Marsico Capital to continue to so serve until June 14, 2002 (which is 150 days from January 15, 2002), by which time Fund shareholders will have to approve the New Agreement.

Description of the Interim Agreement and the New Agreement

            The term of the Interim Agreement is from January 15, 2002 through the date that Fund shareholders approve the new investment sub-advisory agreement, but in no case longer than 150 days from January 15, 2002 -- or June 14, 2002. Under the Interim Agreement, Marsico Capital is entitled to receive a sub-advisory fee at the annual rate of the percentage of the average daily net assets of the Fund under Marsico Capital's management as follows: 0.65% of the first $60,000,000 of average daily net assets; plus, 0.55% of the next $130,000,000 of average daily net assets; plus 0.45% of the next $200,000,000 of average daily net assets; plus 0.40% of average daily net assets in excess of $390,000,000.

            The New Agreement, on which shareholders are voting, is substantially identical to the Interim Agreement. It also is substantially similar to the Previous Agreement with Gartmore. There are, however, certain differences. For example, under the Previous Agreement, Gartmore agreed to indemnify the Fund, under certain circumstances, in the event that a party charges the Fund with liability. On the other hand, under the Interim Agreement and New Agreement, Marsico Capital has not agreed to indemnify the Funds under any circumstances. In this regard, the Interim Agreement and the New Agreement are different and could be viewed as being less favorable to shareholders than the Pervious Agreement.

            Under the New Agreement, Marsico Capital has agreed to perform the management services necessary for the investment operations of approximately one-third of the Fund's assets, including, determining from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will place the daily orders for the purchase or sale of securities. In addition, the New Agreement provides that Marsico Capital also will provide additional services related to the continuous investment program; provide certain recordkeeping services; comply with all applicable rules and regulations of the SEC; use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; use its best efforts to seek on behalf of the Fund the best overall terms available when executing portfolio transactions, and in evaluating the best overall terms available, may consider the brokerage and research services provided to the Fund and/or other accounts over which Marsico Capital exercises investment discretion. Under New Agreement, BA Advisors, the investment adviser to the Fund, retains authority over the management of the Fund and the investment and disposition of the Fund's assets.

            If approved by shareholders at the Meeting, the New Agreement will remain in effect for a two-year period following the date of such approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of the Fund, and in either case by a majority of the Trustees who are not "interested persons" of the Fund, BA Advisors or Marsico Capital, as that term is defined in the 1940 Act. The investment sub-advisory fee rates payable to Marsico Capital under the New Agreement are the same as those shown above for the Interim Agreement.

            Copies of the New Agreement are available upon request by writing or calling Nations Funds at (800) 653-9427.

Comparison of Management Style

            The approval of the Interim Agreement and New Agreement involves a change in the way that this portion of the Fund is managed, including a change in the investment sub-adviser that manages such portion of the Fund. As described in a supplement to Fund's prospectus date December 11, 2001, effective January 15, 2002, Marsico Capital's James G. Gendelman began managing approximately one-third of the average daily net assets of the Fund. INVESCO and Putnam each continue to manage approximately one-third of the Fund's assets.

            Gartmore combined "top-down" allocation among regions around the world with a stock selection process that focused on investing in securities when growth was likely to be higher, or sustained longer, than other investors expected. In managing its portion of the Fund, Marsico Capital combines "top-down" analysis among sectors and regions around the world with a "bottom-up" analysis that focuses on investing in securities with earnings growth potential that may not be realized by other investors.

            If the New Agreement is not approved by shareholders of the Fund, approximately two-thirds of the average daily net assets of the Fund will continue to be managed by INVESCO and Putnam, and the Board will consider what further action is appropriate with respect to the remaining portion of the Fund's assets.

Board Consideration

            At a November 28-29, 2001 in-person meeting, the Board of Nations Master Investment Trust approved the termination of Gartmore and the Previous Agreement. The Board was provided with information concerning the Interim Agreement and New Agreement and was informed of the standards that the Board should apply in determining whether to approve the Interim Agreement and New Agreement. The information provided by BA Advisors to the Board included the rationale for terminating Gartmore, investment sub-advisory comparative fee information and a discussion of how the change in sub-adviser from Gartmore to Marsico Capital would affect the Fund.

            At the November 28-29 meeting, the Board, including the non-interested Trustees, unanimously approved the Interim Agreement and New Agreement. Specifically, the Board determined that the compensation payable under the Interim Agreement and New Agreement was fair and reasonable and did not reflect an increase in compensation from the Previous Agreement. The Board also determined that the scope and quality of services to be provided to the Fund under the Interim Agreement and New Agreement would be at least equivalent, and in some respects superior to the scope and quality of services provided under the Previous Agreement. The Board based their decision to recommend the approval of the Interim Agreement and New Agreement on the following material factors: (1) the anticipated level and type of services to be provided under the Interim Agreement and New Agreement; (2) that the sub-advisory fees under the Interim and New Agreement will be no higher than under the Previous Agreement, and, in any event, would not impact the total investment advisory fees paid by the Fund; (3) the depth of management experience with respect to Marsico Capital, including those persons who would be involved in the daily management of the Fund; (4) the investment record of Marsico Capital in managing other mutual funds; (5) the reasons that a three manager structure is more desirable than a two manager structure and specifically the potential for greater diversification and higher risk adjusted returns; (6) that there is little overlap between the Marsico Capital-managed portion of the Fund's assets and the INVESCO and Putnam-managed portions of the Fund's assets; (7) that the Fund and its shareholders will bear the expenses of the proxy solicitation. In this regard, the Board considered that such costs were justified by the potential benefits of the new sub-advisory arrangements; and (8) any potential benefits of the new arrangements to other persons, including BA Advisors and its affiliates (e.g., the benefit of consolidating resources within BA Advisors and its affiliates, and the additional sub-advisory fees that Marsico Capital would receive). In this regard, the Board also considered that Marsico Capital is a wholly-owned subsidiary of Bank of America.

            The Board based its determinations on discussions with representatives of Bank of America, BA Advisors and Marsico Capital at the meeting and a review of materials presented by BA Advisors and Marsico Capital. These materials included a form of the Interim Agreement and New Agreement.

Information Regarding Marsico Capital

            Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital is a Delaware limited liability company. The principal source of Marsico Capital's income is professional fees received from providing continuing investment advice. Marsico Capital provides investment advice to registered mutual funds that are distributed to retail investors as well as mutual funds that serve as funding vehicles for variable life insurance policies and variable annuity contracts. Marsico Capital also provides investment advice to institutions, individuals and to private funds. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997, and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 though August 11, 1997.

            Marsico Capital serves as the investment sub-adviser to certain other funds of Nations Separate Account Trust and Nations Master Investment Trust, each a registered investment company that is part of the Nations Funds Family. In addition, Marsico Capital also provides investment advisory services to funds which are not members of the Nations Funds Family. Appendix C sets forth the fees and other information regarding certain other investment companies advised by Marsico Capital.

            Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. The principal office of Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. The address of Bank of America is 101 South Tryon Street, Charlotte, North Carolina 28255.

            The directors and principal executive officers of Marsico Capital are listed in the following table. The address for each is: c/o of Marsico Capital Management, LLC, 1200 17th Street, Suite 1300, Denver, Colorado 80202.

Name                                Position at Marsico Capital                          Principal Occupation(s)
----                                ---------------------------                          -----------------------
Thomas F. Marsico                   Chief Executive Officer                              same
Barbara M. Japha                    President and General Counsel                        same
Christopher J. Marsico              Vice-President and Chief Operating Officer           same
Christie L. Austin                  Vice President and Chief Financial Officer           same

Name                Position at Marsico Capital     Principal Occupation(s)
----                ---------------------------     -----------------------
Robert H. Gordon    Director                        Chief Marketing Officer; Co-
                                                    Chairman; Manager, BACAP;
                                                    President and Director, BA
                                                    Advisors; Senior Vice
                                                    President, Bank of America

            Marsico Capital (or its predecessor) was not entitled to receive any fees with respect to the Fund for the period April 1, 2000 through March 31, 2001. The aggregate amount paid to Marsico Capital (or its predecessor) for all of the mutual funds in the Nations Funds Family (or their predecessors) for the period April 1, 2000 through March 31, 2001 was $14,611,259. The aggregate amount paid to BA Advisors (or its predecessor) for the Fund (or its predecessor) for the period April 1, 2000 through March 31, 2001 was $2,681,992. Had BA Advisors not waived advisory fees and/or reimbursed expenses, the aggregate amount that would have been paid to BA Advisors for the Fund for this same period would have been $2,684,141.

            James B. Sommers, a Trustee of Reserves, owns shares of Bank of America Corporation. No other officer or Trustee of Reserves is an officer, employee, director, general partner or shareholder of BA Advisors, Marsico Capital or any of their affiliates.

Other Information

            BA Advisors also serves as the Fund's co-administrator. Its address is 101 South Tryon Street, Charlotte, North Carolina 28255. Stephens Inc. serves as the Funds' distributor and co-administrator. Its address is 111 Center Street, Little Rock, Arkansas 72201.

            The Fund paid $1,041,916 in co-administration fees to BA Advisors for the fiscal year ended March 31, 2001.

                                 VOTING MATTERS

General Information

            This Proxy Statement is being furnished in connection with the solicitation of proxies for the Meetings by the Boards. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Reserves and Funds Trust also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope; (2) by phone at (800) 690-6903; or (3) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meetings by submitting a written notice of revocation addressed to Nations Funds at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meetings and voting in person.

            Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Reserves or Funds Trust. In addition, ___________ may be paid on a per-call basis to solicit shareholders on behalf of the Funds at an anticipated cost of approximately $______ for High Yield Bond Fund, $______ for Intermediate Bond Fund, $______ for International Equity Fund, $______ for International Value Fund, $______ for Kansas Municipal Income Fund and $______ for MidCap Index Fund.

            Only shareholders of record at the close of business on December 27, 2001 will be entitled to vote at the Meetings. On that date the following were the number shares outstanding and entitled to vote for each Fund. Each whole and fractional share of a Fund is entitled to a whole or fractional vote.

            ___________  High Yield Bond Fund
            ___________  Intermediate Bond Fund
            ___________  International Equity Fund

            ___________  International Value Fund
            ___________  Kansas Municipal Income Fund
            ___________  MidCap Index Fund

            If the accompanying proxy ballot(s) is executed and returned in time for the Meetings, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meetings.

Quorum

            A quorum is constituted with respect to Intermediate Bond Fund, International Equity Fund and International Value Fund by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of the Fund entitled to vote at the Meetings. A quorum is constituted with respect to High Yield Bond Fund, Kansas Municipal Index Fund and MidCap Index Fund by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meetings. For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions will be treated as shares that are present at the Meetings but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of a proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

            In the event that a quorum is not present at the Meetings, or in the event that a quorum is present at the Meetings but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies for a reasonable period in order to obtain a requisite vote. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meetings in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

Shareholder Approval

            The Reorganization Agreement must be approved by the affirmative vote of at least a majority of the shares of a Fund present in person or by proxy. The Reorganization of any Fund is not conditioned upon the Reorganization of any other Fund. Accordingly, it is possible that one or more Fund(s)' shareholders will not approve the Reorganization and such Fund(s) will not be reorganized. In this event, the Board(s) will consider what further action is appropriate. A vote of the shareholders of the Successor Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

            The authorization for BA Advisors to hire and replace investment sub-advisers or to modify investment sub-advisory agreements without shareholder approval must be approved by a "majority of the outstanding shares" of a Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund.

            The New Agreement for Marsico Capital must be approved by a "majority of the outstanding shares" of a Fund as described above.

Principal Shareholders

            The table below shows the name, address and share ownership of each person known to Reserves and Funds Trust to have ownership with respect to 5% or more of a class of a Fund as of December 4, 2001. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to Reserves or Funds Trust to own such shares beneficially is designated by an asterisk.




------------------------------------------------------------------------------------------------------------------------------------

                                                                       Total Shares/    Percentage  Percentage of  Percentage of
                                                                           Class           of          Fund         Fund Post
     Fund                         Name and Address                                        Class     (All Classes)     Closing
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund       MERRILL LYNCH, PIERCE, FENNER                  135,567.203     6.08%          1.17%          1.17%
                           & SMITH INC  FOR THE SOLE BENEFIT               Investor A
                           OF ITS CUSTOMERS
                           ATTENTION  SERVICE TEAM
                           4800 DEER LAKE DRIVE EAST 3RD FLOOR
                           JACKSONVILLE FL  32246
----------------------------------------------------------------------                ----------------------------------------
                           NFSC FEBO  # W76-007692                        605,547.002    27.18%          2.69%          2.69%
                           LARRY A SHEHADEY                                Investor A
                           1451 W ROBINWOOD LANE
                           FRESNO  CA 93711
----------------------------------------------------------------------                ----------------------------------------
                           NFSC FEBO  # W74-755850                        293,373.203    13.17%          1.31%          1.31%
                           ROLF F ILLSLEY TTEE                             Investor A
                           OF THE ROLF F ILLSLEY 1995 REV
                           TR, U/A 11/16/95
                           P O BOX 2804
                           SANTA ROSA  CA 95405
----------------------------------------------------------------------                ----------------------------------------
                           NFSC FEBO  # W74-112690                        130,383.999     5.85%          0.58%          0.58%
                           ROLF F ILLSLEY                                  Investor A
                           HELEN BAMBER ILLSLEY
                           1814 HAPPY VALLEY RD
                           SANTA ROSA  CA 95409
----------------------------------------------------------------------                ----------------------------------------
                           NFSC FEBO  # W76-055786                        115,074.799     5.16%          0.51%          0.51%
                           CE NEV LLC                                      Investor A
                           PO BOX 523
                           GLENBROOK  NV 89413
----------------------------------------------------------------------                ----------------------------------------
                           MERRILL LYNCH, PIERCE, FENNER                  127,300.595    15.21%          1.17%          1.17%
                           & SMITH INC  FOR THE SOLE BENEFIT               Investor C
                           OF ITS CUSTOMERS
                           ATTENTION  SERVICE TEAM
                           4800 DEER LAKE DRIVE EAST 3RD FLOOR
                           JACKSONVILLE FL  32246
----------------------------------------------------------------------                ----------------------------------------
                           NFSC FEBO  # W79-156469                         59,729.976     7.13%          0.27%          0.27%
                           STEPHEN LEHMAN                                  Investor C
                           SUZIE LEHMAN
                           25742 SIMPSON PL
                           CALABASAS CA 91302
----------------------------------------------------------------------                ----------------------------------------
                           BANK OF AMERICA NA                          12,830,211.525    89.76%         57.10%         57.10%
                           ATTN TONY FARRER                                 Primary A
                           TX1-945-08-18
                           411 NORTH AKARD ST
                           DALLAS TX  75201-3307
----------------------------------------------------------------------                ----------------------------------------
                           NATIONS LIFEGOAL PORTFOLIOS INC              1,240,107.198     8.67%          5.52%          5.52%
                           LIFEGOAL BALANCED GROWTH PORTFOLIO               Primary A
                           ATTN BRIAN SMITH NC1-002-33-31
                           101 SOUTH TRYON ST
                           CHARLOTTE NC 28255
----------------------------------------------------------------------                ----------------------------------------
Intermediate Bond Fund     UNION BANK TRUST NOMINEE                       327,551.271     5.19%          2.11%          2.11%
                           FBO ANGELUS SANITARY                            Investor A
                           CAN MACHINE CO
                           EMP WELFARE BP 610001305-00
                           PO BOX 85484
                           SAN DIEGO CA 92186-5484
----------------------------------------------------------------------                ----------------------------------------
                           SEAFIRST BANK                                2,754,024.171    43.69%         17.75%         17.75%
                           FBO RETIREMENT SVCS                             Investor A
----------------------------------------------------------------------                ----------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

                                                                    Total Shares/    Percentage  Percentage of  Percentage of
                                                                        Class           of          Fund         Fund Post
     Fund                      Name and Address                                       Class     (All Classes)     Closing
------------------------------------------------------------------------------------------------------------------------------------

                               PO BOX 84248
                               SEATTLE WA 98124-5548

--------------------------------------------------------------------                -----------------------------------
                               BANK OF AMERICA NA                    2,256,208.836    35.79%       69.05%       69.05%
                               ATTN TONY FARRER                        Investor A
                               TX1-945-08-18
                               411 NORTH AKARD ST
                               DALLAS TX  75201-3307

--------------------------------------------------------------------                -----------------------------------
                               MERRILL LYNCH, PIERCE, FENNER            30,313.397     6.37%        0.63%        0.63%
                               & SMITH INC  FOR THE SOLE BENEFIT       Investor B
                               OF ITS CUSTOMERS
                               ATTENTION  SERVICE TEAM
                               4800 DEER LAKE DRIVE EAST 3RD FLOOR
                               JACKSONVILLE FL  32246

--------------------------------------------------------------------                -----------------------------------
                               NFSC FEBO  # W14-103101                   6,934.137     5.66%        0.17%        0.17%
                               NFS/FMTC ROLLOVER IRA                   Investor B
                               FBO JOHN E KRUEGER
                               621 EAST SHORE DR
                               CANTON  GA 30114

--------------------------------------------------------------------                -----------------------------------
                               MERRILL LYNCH, PIERCE, FENNER            66,548.219    38.71%        0.63%        0.63%
                               & SMITH INC  FOR THE SOLE BENEFIT       Investor C
                               OF ITS CUSTOMERS
                               ATTENTION  SERVICE TEAM
                               4800 DEER LAKE DRIVE EAST 3RD FLOOR
                               JACKSONVILLE FL  32246

--------------------------------------------------------------------                -----------------------------------
                               NFSC FEBO  # W25-059382                  13,420.976     7.80%        0.09%        0.09%
                               JOHN L MANNING III P/ADM                 nvestor C
                               ORGAIN READY MIX PFT SHRING PL
                               240 KRAFT ST
                               CLARKSVILLE   TN 37040

--------------------------------------------------------------------                -----------------------------------
                               NFSC FEBO  # W77-712183                  15,441.142     8.98%        0.10%        0.10%
                               DOROTHY I BROTHERSON                    Investor C
                               ROBERT E BROTHERSON SR
                               613 S RACE RD
                               COUPVILLE             WA 98239

--------------------------------------------------------------------                -----------------------------------
                               BANK OF AMERICA NA                    8,456,814.723    99.91%       69.05%       69.05%
                               ATTN TONY FARRER                         Primary A
                               TX1-945-08-18
                               411 NORTH AKARD ST
                               DALLAS TX  75201-3307

--------------------------------------------------------------------                -----------------------------------
International Equity Fund      BANK OF AMERICA NA                      289,626.935     7.67%       73.79%       73.79%
                               ATTN TONY FARRER                        Investor A
                               TX1-945-08-18
                               411 NORTH AKARD ST
                               DALLAS TX  75201-3307

--------------------------------------------------------------------                 ----------------------------------
                               TATSUSHI T KUBO, MAX W DAHLGREN,          6,958.617     5.41%        0.01%        0.01%
                               & JOHN DAHLGREN TTEES FBO               Investor C
                               EPIC PRODUCTS INTERNATIONAL
                               CORPORATION 401(K) PLAN
                               PO BOX 5808
                               ARLINGTON TX 76005-5808

--------------------------------------------------------------------                -----------------------------------
                               E LARRY FONTS TTEE FBO                    7,030.151     5.47%        0.01%        0.01%
                               CENTRAL DALLAS ASSOCIATION              Investor C
                               PROFIT SHARING PLAN
                               1201 ELM STREET  SUITE 5310
                               DALLAS TX 75270

--------------------------------------------------------------------                 ----------------------------------



------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Percentage  Percentage of  Percentage of
                                                                      Total Shares/        of           Fund       Fund Post
     Fund                         Name and Address                        Class           Class     (All Classes)    Closing
------------------------------------------------------------------------------------------------------------------------------------
                               H GRAYSON MITCHELL JR AND                 10,898.833        8.48%        0.02%       0.02%
                               JOHN RAWLS TTEE FBO                       Investor C
                               GRAYSON MITCHELL INC 401K PLAN
                               P O BOX 128
                               EMPORIA VA 23847
------------------------------------------------------------------------                   --------------------------------------
                               JAMES HIGHTOWER ART HIGHTOWER AND         7,340.252         5.71%        0.01%       0.01%
                               WILLIAM HIGHTOWER TTEES FBO               Investor C
                               HIGHTOWER CONSTRUCTION CO INC
                               401K PROFIT SHARING PLAN
                               P O BOX 1369
                               GOOSE CREEK SC 29445

------------------------------------------------------------------------                   --------------------------------------
                               MERRILL LYNCH, PIERCE, FENNER             28,960.101       22.55%        0.05%       0.05%
                               & SMITH INC  FOR THE SOLE BENEFIT         Investor C
                               OF ITS CUSTOMERS
                               ATTENTION  SERVICE TEAM
                               4800 DEER LAKE DRIVE EAST 3RD FLOOR
                               JACKSONVILLE FL  32246

------------------------------------------------------------------------                   --------------------------------------
                               PAINEWEBBER FOR THE BENEFIT OF            11,578.814        9.01%        0.02%       0.02%
                               UBS PAINEWEBBER CDN FBO                   Investor C
                               QUINTEN MELAND
                               P.O. BOX 3321
                               WEEHAWKEN   NJ 07087-8154

------------------------------------------------------------------------                   --------------------------------------
                               BANK OF AMERICA NA                        38,930,273.172   77.83%       73.79%      73.79%
                               ATTN TONY FARRER                            Primary A
                               TX1-945-08-18
                               411 NORTH AKARD ST
                               DALLAS TX  75201-3307

------------------------------------------------------------------------                   --------------------------------------
                               BANK OF AMERICA NA TTEE                   8,691,231.953    17.37%       16.35%      16.35%
                               NB 401K PLAN                                Primary A
                               U/A DTD 01/01/1983
                               P O BOX 2518/TX4-213-06-14
                               HOUSTON TX  77252-2518

------------------------------------------------------------------------                   --------------------------------------
                               STEPHENS INC                              1.735            55.44%        0.00%       0.00%
                               NATIONS RESERVES                          Primary B
                               111 CENTER STREET
                               LITTLE ROCK AR  72201

------------------------------------------------------------------------                   --------------------------------------
                               STEPHENS INC                              1.394            44.55%        0.00%       0.00%
                               ATTN: CINDY COLE                          Primary B
                               111 CENTER STREET
                               LITTLE ROCK AR  72201

------------------------------------------------------------------------                   --------------------------------------
International Value Fund       CHARLES SCHWAB & CO INC                   6,106,821.286    17.73%       11.40%      11.40%
                               SPECIAL CUSTODY ACCOUNT                   Investor A
                               FOR BENEFIT OF CUSTOMERS
                               ATTN MUTUAL FUNDS
                               101 MONTGOMERY STREET
                               SAN FRANCISCO CA 94104

------------------------------------------------------------------------                   --------------------------------------
                               MERRILL LYNCH, PIERCE, FENNER             6,938,704.705    20.14%        6.55%       6.55%
                               & SMITH INC  FOR THE SOLE BENEFIT         Investor A
                               OF ITS CUSTOMERS
                               ATTENTION  SERVICE TEAM
                               4800 DEER LAKE DRIVE EAST 3RD FLOOR
                               JACKSONVILLE FL  32246

------------------------------------------------------------------------                   --------------------------------------
                               MERRILL LYNCH, PIERCE, FENNER             867,584.708      13.99%        6.55%       6.55%
------------------------------------------------------------------------                   --------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Percentage  Percentage
                                                                                                 Percentage     of           of
                                                                                   Total Shares/    of         Fund       Fund Post
  Fund                            Name and Address                                    Class        Class   (All Classes)   Closing
------------------------------------------------------------------------------------------------------------------------------------

                                  & SMITH INC  FOR THE SOLE BENEFIT                  Investor B
                                  OF ITS CUSTOMERS
                                  ATTENTION  SERVICE TEAM
                                  4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                  JACKSONVILLE FL  32246

-----------------------------------------------------------------------------                   ------------------------------------
                                  MERRILL LYNCH, PIERCE, FENNER                   1,786,617.842       28.21%      6.55%        6.55%
                                  & SMITH INC  FOR THE SOLE BENEFIT                  Investor C
                                  OF ITS CUSTOMERS
                                  ATTENTION  SERVICE TEAM
                                  4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                  JACKSONVILLE FL  32246

-----------------------------------------------------------------------------                   ------------------------------------
                                  BANK OF AMERICA NA                             70,326,833.616       69.67%     48.06%       48.06%
                                  ATTN TONY FARRER                                    Primary A
                                  TX1-945-08-18
                                  411 NORTH AKARD ST
                                  DALLAS TX  75201-3307

-----------------------------------------------------------------------------                   ------------------------------------
                                  CHARLES SCHWAB & CO INC                        10,574,269.501       10.47%     11.40%       11.40%
                                  SPECIAL CUSTODY ACCOUNT                             Primary A
                                  FOR BENEFIT OF CUSTOMERS
                                  ATTN MUTUAL FUNDS
                                  101 MONTGOMERY STREET
                                  SAN FRANCISCO CA 94104

-----------------------------------------------------------------------------                   ------------------------------------
                                  STEPHENS INC                                            1.498      100.00%      0.00%        0.00%
                                  NATIONS RESERVES                                    Primary B
                                  111 CENTER STREET
                                  LITTLE ROCK AR  72201


-----------------------------------------------------------------------------                   ------------------------------------
Kansas Municipal Income           GTRUST                                             15,425.357        5.21%      0.15%        0.15%
Fund                              PO BOX 2127                                        Investor A
                                  TOPEKA KS 66601-2127

-----------------------------------------------------------------------------                   ------------------------------------
                                  NFSC FEBO  # W52-003573                            24,799.024        8.39%      0.24%        0.24%
                                  V. KATHERYN COPELAND REVOCABLE T                   Investor A
                                  V KATHERYN COPELAND
                                  U/A 11/30/90
                                  14431 SIEFKES CT
                                  WICHITA  KS 67230

-----------------------------------------------------------------------------                   ------------------------------------
                                  JARNAT                                             30,872.156       10.44%      0.30%        0.30%
                                  C/O FIRST NATIONAL BANK                            Investor A
                                  PO BOX 545
                                  WINFIELD KS 67156

-----------------------------------------------------------------------------                   ------------------------------------
                                  NFSC FEBO  # W52-044652                           161,358.192       54.60%      1.57%        1.57%
                                  DOUGLAS J TERNES                                   Investor A
                                  12011 HICKORY LN
                                  WICHITA   KS 67235

-----------------------------------------------------------------------------                   ------------------------------------
                                  NFSC FEBO  # STL-741647                            16,714.975        5.65%      0.16%        0.16%
                                  VIRGINIA FALCONE LANG TTEE                         Investor A
                                  VIRGINIA FALCONE LANG REV TRT
                                  8813 W 142ND PLACE
                                  OVERLAND PARK   KS 66221

-----------------------------------------------------------------------------                   ------------------------------------
                                  NFSC FEBO  # W52-007030                             2,414.331        8.53%      0.02%        0.02%
                                  JOAN BERNS TTEE                                    Investor B
                                  JOAN BERNS REVOCABLE TRUST
                                  U/A 9/23/96
                                  412 N VINE
                                  PEABODY   KS 66866

-----------------------------------------------------------------------------                   ------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Percentage of     Percentage of
                                                          Total Shares/          Percentage of          Fund           Fund Post
      Fund               Name and Address                     Class                 Class          (All Classes)        Closing
----------------------------------------------------------------------------------------------------------------------------------
                    ARLENE E BEHRING  TTEE                    25,860.527              91.45%             0.25%              0.25%
                    FBO ARLENE E BEHRING REV. TR              Investor B
                    U/A/D 07/09/91
                    11908 TIPPERARY

---------------------------------------------------------                ---------------------------------------------------------
                    STEPHENS INC                                   1.001             100.00%             0.00%              0.00%
                    ATTN: CINDY COLE                          Investor C
                    111 CENTER STREET
                    LITTLE ROCK AR  72201

---------------------------------------------------------                ---------------------------------------------------------
                    BANK OF AMERICA NA                     9,942,312.416              99.99%            96.85%             96.85%
                    ATTN TONY FARRER                           Primary A
                    TX1-945-08-18
                    411 NORTH AKARD ST
                    DALLAS TX  75201-3307

---------------------------------------------------------                ---------------------------------------------------------
MidCap Index Fund   LA ROBINSON & JOHN D ROBINSON TTEES       18,185.161              21.94%             0.03%              0.03%
                    MARY K ROBINSON TRUST                     Investor A
                    U/A DTD 10/13/00
                    2301 ST CLAIR AVE
                    BRENTWOOD MO 63144

---------------------------------------------------------                ---------------------------------------------------------
                    PRUDENTIAL SECURITIES INC. FBO             5,199.773               6.27%             0.01%              0.01%
                    MS ANNE-MARIE MONACO                      Investor A
                    22 BOULEVARD DES MOULINS
                    MC 98000
                    MONACO

---------------------------------------------------------                ---------------------------------------------------------
                    NFSC FEBO  # W65-138940                    5,890.837               7.11%             0.01%              0.01%
                    NFS/FMTC IRA                              Investor A
                    FBO JOHNNIE C BREED
                    9766 GREEN ISLAND COVE
                    WINDERMERE   FL 34786

---------------------------------------------------------                ---------------------------------------------------------
                    NFSC FEBO  # W38-068063                   13,233.333              15.97%             0.02%              0.02%
                    ABBY ALT GODDARD TTEE                     Investor A
                    ABBY LYNN ALT 1997 CRUT
                    U/A 4/16/97
                    16000 GREENWOOD RD
                    MONTE SERENO  CA 95030

---------------------------------------------------------                ---------------------------------------------------------
                    BANK OF AMERICA NA                    32,278,000.744              55.25%            55.18%             55.18%
                    ATTN TONY FARRER                           Primary A
                    TX1-945-08-18
                    411 NORTH AKARD ST
                    DALLAS TX  75201-3307

---------------------------------------------------------                ---------------------------------------------------------
                    BANK OF AMERICA NA TTEE               25,922,892.317              44.37%            44.32%             44.32%
                    NB 401K PLAN                               Primary A
                    U/A DTD 01/01/1983
                    P O BOX 2518/TX4-213-06-14
                    HOUSTON TX  77252-2518

---------------------------------------------------------                ---------------------------------------------------------

            For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of December 27, 2001, Bank of America had voting control of _____% of the outstanding shares of [insert Fund name]. Accordingly, Bank of America may be considered to "control" such Funds. The address of Bank of America is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America's control is likely to increase the chance that the Funds' shareholders will approve the proposed items.

            As of December 27, 2001, the officers and Board members of Reserves and Funds Trust as a group did not own more than 1% of any class of any Fund.

Annual Meetings and Shareholder Meetings

            Neither Reserves nor Funds Trust presently holds annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

                                   APPENDIX A

                                    Glossary

Term Used in Proxy Statement                         Definition
----------------------------                         ----------
1933 Act ..........................................  Securities Act of 1933, as amended
1934 Act ..........................................  Securities Exchange Act of 1934, as amended
1940 Act ..........................................  Investment Company Act of 1940, as amended
BA Advisors .......................................  Banc of America Advisors, LLC
BACAP .............................................  Banc of America Capital Management, LLC
Bank of America ...................................  Bank of America, N.A.
Board .............................................  Any one of the Boards of Trustees Reserves, Funds Trust or
                                                     Nations Master Investment Trust
Boards ............................................  One or more of the Boards of Trustees of Reserves, Funds Trust or Nations Master Investment Trust
Brandes ...........................................  Brandes Investment Partners, L.P.
Closing ...........................................  Closing of the Reorganization, expected to occur on May 10,
                                                     2002
Code ..............................................  Internal Revenue Code of 1986, as amended
Fund(s) ...........................................  Nations High Yield Bond Fund, Nations Intermediate Bond
                                                     Fund, Nations International Equity Fund, Nations International
                                                     Value Fund, Nations Kansas Municipal Income Fund and
                                                     Nations MidCap Index Fund
Funds Trust .......................................  Nations Funds Trust
Gartmore ..........................................  Gartmore Global Partners
High Yield Bond Fund ..............................  Nations High Yield Bond Fund
High Yield Bond Master Portfolio ..................  Nations High Yield Bond Master Portfolio
Interim Agreement .................................  The interim investment sub-advisory agreement among BA
                                                     Advisors, Marsico Capital and Nations Master Investment Trust,
                                                     on behalf of Nations International Equity Master Portfolio, which became effective on January 15, 2002
Intermediate Bond Fund ............................  Nations Intermediate Bond Fund
Intermediate Bond Master Portfolio ................  Nations Intermediate Bond Master Portfolio
International Equity Fund .........................  Nations International Equity Fund
International Equity Master Portfolio .............  Nations International Equity Master Portfolio
International Value Fund ..........................  Nations International Value Fund
International Value Master Portfolio ..............  Nations International Value Master Portfolio
INVESCO ...........................................  INVESCO Global Asset Management (N.A.), Inc.
Kansas Municipal Income Fund ......................  Nations Kansas Municipal Income Fund
Marsico Capital ...................................  Marsico Capital Management, LLC
Master Portfolio(s) ...............................  Nations High Yield Bond Master Portfolio, Nations Intermediate
                                                     Bond Master Portfolio, Nations International Equity Master
                                                     Portfolio and Nations International Value Master Portfolio
Meeting(s) ........................................  The shareholder meeting(s) of the Funds that will be held jointly at 10:00 a.m., Eastern time, on March 27, 2002, at One Bank of
                                                     America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte,
                                                     North Carolina
MidCap Index Fund .................................  Nations MidCap Index Fund
Nations Funds or Nations Funds Family .............  The fund complex that includes Reserves and Funds Trust
New Agreement .....................................  The new investment sub-advisory agreement among BA
                                                     Advisors, Marsico Capital and Nations Master Investment Trust,
                                                     on behalf of Nations International Equity Master Portfolio, which would become effective, if approved, on March 27, 2002
Order .............................................  An exemptive order from the SEC requested by the Nations

                                                    Funds Family and BA Advisors pertaining to the "manager of managers" structure
Previous Agreement ...............................  The previous investment sub-advisory agreement among BA
                                                    Advisors, Gartmore and Nations Master Investment Trust, on
                                                    behalf of Nations International Equity Master Portfolio, which terminated on January 14, 2002

Proxy Statement ..................................  This Proxy Statement
Putnam ...........................................  Putnam Investment Management, LLC
Reorganization ...................................  The reorganization of Intermediate Bond Fund, International
                                                    Equity Fund and/or International Value Fund into their
                                                    corresponding Successor Fund(s)
Reorganization Agreement .........................  The Agreement and Plan of Reorganization dated January 1,
                                                    2002 by and between Nations Reserves, on behalf of its Funds, and Nations Funds Trust, on behalf of the Successor Funds
Reserves .........................................  The Capitol Mutual Funds d/b/a Nations Reserves
SEC ..............................................  United States Securities and Exchange Commission
Successor Fund(s) ................................  Nations Intermediate Bond Fund (successor), Nations
                                                    International Equity Fund (successor) and Nations International
                                                    Value Fund (successor)

                                   APPENDIX B

         Comparison of Fundamental Policies and Limitations of the Funds
                             and the Successor Funds

Fundamental Investment Policies and Limitations

Intermediate Bond Fund may not:                                The Successor Fund may not:
-------------------------------------------------------------------------------------------------------------------
1.   Underwrite any issue of securities within the             1.   Underwrite any issue of securities within the
     meaning of the 1933 Act except when it might                   meaning of the 1933 Act except when it might
     technically be deemed to be an underwriter                     technically be deemed to be an underwriter
     either (a) in connection with the disposition                  either (a) in connection with the disposition
     of a portfolio security, or (b) in connection                  of a portfolio security, or (b) in connection
     with the purchase of securities directly from                  with the purchase of securities directly from
     the issuer thereof in accordance with its                      the issuer thereof in accordance with its
     investment objective.                                          investment objective. This restriction shall
                                                                    not limit the Fund's ability to invest in
                                                                    securities issued by other registered
                                                                    investment companies.

2.   Purchase or sell real estate, except a Fund               2.   Purchase or sell real estate, except a Fund
     may purchase securities of issuers which                       may purchase securities of issuers which deal
     deal or invest in real estate and may                          and may purchase securities which are secured
     purchase securities which are secured by                       by real estate or interests in real estate.
     real estate or interests in real estate.

3.   Purchase or sell commodities, except that a               3.   Purchase or sell commodities, except that a
     Fund may to the extent consistent with its                     Fund may to the extent consistent with its
     investment objective, invest in securities of                  investment objective, invest in securities of
     companies that purchase or sell commodities                    companies that purchase or sell commodities
     or which invest in such programs, and                          or which invest in such programs, and
     purchase and sell options, forward contracts,                  purchase and sell options, forward contracts,
     futures contracts, and options on futures                      futures contracts, and options on futures
     contracts. This limitation does not apply to                   contracts. This limitation does not apply to
     foreign currency transactions including                        foreign currency transactions including
     without limitation forward currency                            without limitation forward currency
     contracts.                                                     contracts.

4.   Make loans, except to the extent permitted by             4.   Make loans, except to the extent permitted by
     the 1940 Act.                                                  the 1940 Act, the rules and regulations
                                                                    thereunder and any exemptive relief obtained
                                                                    by the Funds.

5.   Borrow money, issue senior securities or                  5.   Borrow money or issue senior securities
     mortgage, pledge or hypothecate its assets                     except to the extent permitted by the 1940
     except to the extent permitted under the 1940                  Act, the rules and regulations thereunder and
     Act.                                                           any exemptive relief obtained by the Funds.

                                       B-1

Intermediate Bond Fund may not:                           The Successor Fund may not:
---------------------------------------------------------------------------------------------------------------------
6.   Purchase any securities which would cause 25%        6.   Purchase any securities which would cause 25%
     or more of the value of its total assets at               or more of the value of its total assets at
     the time of purchase to be invested in the                the time of purchase to be invested in the
     securities of one or more issuers conducting              securities of one or more issuers conducting
     their principal business activities in the                their principal business activities in the
     same industry, provided that: (a) there is no             same industry, provided that: (a) there is no
     limitation with respect to obligations issued             limitation with respect to obligations issued
     or guaranteed by the U.S. Government, any                 or guaranteed by the U.S. Government, any
     state or territory of the United States, or               state or territory of the United States, or
     any of their agencies, instrumentalities or               any of their agencies, instrumentalities or
     political subdivisions, and (b)                           political subdivisions, and (b)
     notwithstanding this limitation or any other              notwithstanding this limitation or any other
     fundamental investment limitation, assets may             fundamental investment limitation, assets may
     be invested in the securities of one or more              be invested in the securities of one or more
     diversified management investment companies               management investment copies to the extent
     to the extent permitted by the 1940 Act and               permitted by the 1940 Act, the rules and
     the rules and regulations thereunder.                     regulations thereunder and any exemptive
                                                               relief obtained by the Funds.


7.   Purchase securities (except securities issued        7.   Purchase securities (except securities issued
     or guaranteed by the U.S. Government, its                 or guaranteed by the U.S. Government, its
     agencies or instrumentalities) of any one                 agencies or instrumentalities) of any one
     issuer if, as a result, more than 5% of its               issuer if, as a result, more than 5% of its
     total assets will be invested in the                      total assets will be invested in the
     securities of such issuer or it would own                 securities of such issuer or it would own
     more than 10% of the voting securities of                 more than 10% of the voting securities of
     such issuer, except that (a) up to 25% of its             such issuer, except that (a) up to 25% of its
     total assets may be invested without regard               total assets may be invested without regard
     to these limitations and (b) a Fund's assets              to these limitations and (b) a Fund's assets
     may be invested in the securities of one or               may be invested in the securities of one or
     more diversified management investment                    more management investment companies to the
     companies to the extent permitted by the 1940             extent permitted by the 1940 Act, the rules
     Act.                                                      and regulations thereunder and any exemptive
                                                               relief obtained by the Funds.

                                       B-2

International Equity Fund and International Value Fund may not:     Their Successor Funds may not:
--------------------------------------------------------------------------------------------------------------------------
1.   Underwrite any issue of securities within the                 1.   Underwrite any issue of securities within the
     meaning of the 1933 Act except when it might                       meaning of the 1933 Act except when it might
     technically be deemed to be an underwriter                         technically be deemed to be an underwriter
     either (a) in connection with the disposition                      either (a) in connection with the disposition
     of a portfolio security, or (b) in connection                      of a portfolio security, or (b) in connection
     with the purchase of securities directly from                      with the purchase of securities directly from
     the issuer thereof in accordance with its                          the issuer thereof in accordance with its
     investment objective. This restriction shall                       investment objective. This restriction shall
     not limit the Fund's ability to invest in                          not limit the Fund's ability to invest in
     securities issued by other registered                              securities issued by other registered
     investment companies.                                              investment companies.

2.   Purchase or sell real estate, except a Fund                   2.   Purchase or sell real estate, except a Fund
     may purchase securities of issuers which deal                      may purchase securities of issuers which deal
     or invest in real estate and may purchase                          or invest in real estate and may purchase
     securities which are secured by real estate                        securities which are secured by real estate
     or interests in real estate.                                       or interests in real estate.

3.   Purchase or sell commodities, except that a                   3.   Purchase or sell commodities, except that a Fund
     Fund may to the extent consistent with its                         may to the extent consistent with its
     investment objective, invest in securities of                      investment objective, invest in securities of
     companies that purchase or sell commodities                        companies that purchase or sell commodities
     or which invest in such programs, and                              or which invest in such programs, and
     purchase and sell options, forward contracts,                      purchase and sell options, forward contracts,
     futures contracts, and options on futures                          futures contracts, and options on futures
     contracts. This limitation does not apply to                       contracts. This limitation does not apply to
     foreign currency transactions including                            foreign currency transactions including
     without limitation forward currency                                without limitation forward currency
     contracts.                                                         contracts.

4.   Make loans, except to the extent permitted by                 4.   Make loans, except to the extent permitted by
     the 1940 Act, the rules and regulations                            the 1940 Act, the rules and regulations
     thereunder and any exemptive relief obtained                       thereunder and any exemptive relief obtained
     by the Funds.                                                      by the Funds.

5.   Borrow money, issue senior securities or                      5.   Borrow money or issue senior securities
     mortgage, pledge or hypothecate its assets                         except to the extent permitted by the 1940
     except to the extent permitted by the 1940                         Act, the rules and regulations thereunder and
     Act, the rules and regulations thereunder and                      any exemptive relief obtained by the Funds.
     any exemptive relief obtained by the Funds.

                                       B-3

International Equity Fund and International Value Fund may not:     Their Successor Funds may not:
------------------------------------------------------------------------------------------------------------------------
6.   Purchase any securities which would cause 25%                  6.   Purchase any securities which would cause 25%
     or more of the value of its total assets at                         or more of the value of its total assets at
     the time of purchase to be invested in the                          the time of purchase to be invested in the
     securities of one or more issuers conducting                        securities of one or more issuers conducting
     their principal business activities in the                          their principal business activities in the
     same industry, provided that: (a) there is no                       same industry, provided that: (a) there is no
     limitation with respect to obligations issued                       limitation with respect to obligations issued
     or guaranteed by the U.S. Government, any                           or guaranteed by the U.S. Government, any
     state or territory of the United States, or                         state or territory of the United States, or
     any of their agencies, instrumentalities or                         any of their agencies, instrumentalities or
     political subdivisions, and (b)                                     political subdivisions, and (b)
     notwithstanding this limitation or any other                        notwithstanding this limitation or any other
     fundamental investment limitation, assets may                       fundamental investment limitation, assets may
     be invested in the securities of one or more                        be invested in the securities of one or more
     management investment companies to the extent                       management investment copies to the extent
     permitted by the 1940 Act, the rules and                            permitted by the 1940 Act, the rules and
     regulations thereunder and any exemptive                            regulations thereunder and any exemptive
     relief obtained by the Funds.                                       relief obtained by the Funds.

7.   Purchase securities (except securities issued                  7.   Purchase securities (except securities issued
     or guaranteed by the U.S. Government, its                           or guaranteed by the U.S. Government, its
     agencies or instrumentalities) of any one                           agencies or instrumentalities) of any one
     issuer if, as a result, more than 5% of its                         issuer if, as a result, more than 5% of its
     total assets will be invested in the                                total assets will be invested in the
     securities of such issuer or it would own                           securities of such issuer or it would own
     more than 10% of the voting securities of                           more than 10% of the voting securities of
     such issuer, except that (a) up to 25% of its                       such issuer, except that (a) up to 25% of its
     total assets may be invested without regard                         total assets may be invested without regard
     to these limitations and (b) a Fund's assets                        to these limitations and (b) a Fund's assets
     may be invested in the securities of one or                         may be invested in the securities of one or
     more management investment companies to the                         more management investment companies to the
     extent permitted by the 1940 Act.                                   extent permitted by the 1940 Act, the rules
                                                                         and regulations thereunder and any exemptive
                                                                         relief obtained by the Funds.

                                       B-4

                                   APPENDIX C

                 Additional Funds Sub-Advised by Marsico Capital

                                      Assets in Millions       Maximum Annual Sub-Advisory Fee
                                  (as of November 30, 2001)           to Marsico Capital
                                  -------------------------           ------------------
Marsico International
  Opportunities Fund                     $19,221,600                        0.85%

Nations Marsico International
  Opportunities Master Portfolio          $6,600,000                        0.45%

Nations Marsico International
  Opportunities Portfolio                $10,960,000                        0.45%

                                       C-1

                                   APPENDIX D
                              FORM OF PROXY CARDS

Nations Funds                                    NATIONS INTERMEDIATE BOND FUND
101 South Tryon Street
33rd Floor                                      Special Meeting of Shareholders
One Bank of America Plaza                         to be held on March 27, 2002
Charlotte, North Carolina  28255


                                                   The undersigned hereby
                                                   appoints Richard H. Blank,
                                                   Jr., Michael Simons and
                                                   Carolyn Wyse (the "Proxies"),
                                                   and each of them, attorneys
                                                   and proxies of the
                                                   undersigned, each with power
                                                   of substitution and
                                                   resubstitution, to attend,
                                                   vote and act for the
                                                   undersigned at the Special
                                                   Meeting of Shareholders of
                                                   the fund to be held at One
                                                   Bank of America Plaza, 101
                                                   South Tryon Street, 33rd
                                                   Floor, Charlotte, North
                                                   Carolina 28255, at 10:00 a.m.
                                                   (Eastern time) on March 27,
                                                   2002, and at any
                                                   adjournment(s) thereof. The
                                                   Proxies shall cast votes
                                                   according to the number of
                                                   shares of the fund which the
                                                   undersigned may be entitled
                                                   to vote with respect to the
                                                   proposals set forth below, in
                                                   accordance with the
                                                   specification indicated, if
                                                   any, and shall have all the
                                                   powers which the undersigned
                                                   would possess if personally
                                                   present. The undersigned
                                                   hereby revokes any prior
                                                   proxy to vote at such
                                                   meeting, and hereby ratifies
                                                   and confirms all that said
                                                   Proxies, or any of them, may
                                                   lawfully do by virtue hereof
                                                   or thereof.

                                                   THE UNDERSIGNED HEREBY
                                                   ACKNOWLEDGES RECEIPT OF THE
                                                   NOTICE OF SPECIAL MEETING OF
                                                   SHAREHOLDERS OF THE FUND AND
                                                   THE PROXY STATEMENT, DATED
                                                   JANUARY 16, 2002.

                                                   THIS PROXY IS SOLICITED ON
                                                   BEHALF OF THE FUND'S BOARD.
                                                   PLEASE MARK, SIGN, DATE AND
                                                   RETURN THIS PROXY CARD
                                                   PROMPTLY, EITHER BY THE
                                                   ENCLOSED POSTAGE PAID
                                                   ENVELOPE, OR BY TELEPHONE OR
                                                   BY INTERNET.

To vote by Telephone:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

To vote by Internet:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Go to the website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------------------------------------

NATIONS INTERMEDIATE BOND FUND

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSALS BELOW. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.
              --------

Vote on Proposals

1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your fund into a corresponding successor fund.

                          FOR           AGAINST     ABSTAIN
                          |_|             |_|         |_|


2. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for Nations Intermediate Bond Master Portfolio, in which your fund invests all of its assets, without shareholder approval.

                          FOR           AGAINST     ABSTAIN
                          |_|             |_|         |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

--------------------------------------------------------------------------------

Nations Funds                                  NATIONS INTERNATIONAL EQUITY FUND
101 South Tryon Street
33rd Floor                                      Special Meeting of Shareholders
One Bank of America Plaza                         to be held on March 27, 2002
Charlotte, North Carolina  28255

                                                   The undersigned hereby
                                                   appoints Richard H. Blank,
                                                   Jr., Michael Simons and
                                                   Carolyn Wyse (the "Proxies"),
                                                   and each of them, attorneys
                                                   and proxies of the
                                                   undersigned, each with power
                                                   of substitution and
                                                   resubstitution, to attend,
                                                   vote and act for the
                                                   undersigned at the Special
                                                   Meeting of Shareholders of
                                                   the fund to be held at One
                                                   Bank of America Plaza, 101
                                                   South Tryon Street, 33rd
                                                   Floor, Charlotte, North
                                                   Carolina 28255, at 10:00 a.m.
                                                   (Eastern time) on March 27,
                                                   2002, and at any
                                                   adjournment(s) thereof. The
                                                   Proxies shall cast votes
                                                   according to the number of
                                                   shares of the fund which the
                                                   undersigned may be entitled
                                                   to vote with respect to the
                                                   proposals set forth below, in
                                                   accordance with the
                                                   specification indicated, if
                                                   any, and shall have all the
                                                   powers which the undersigned
                                                   would possess if personally
                                                   present. The undersigned
                                                   hereby revokes any prior
                                                   proxy to vote at such
                                                   meeting, and hereby ratifies
                                                   and confirms all that said
                                                   Proxies, or any of them, may
                                                   lawfully do by virtue hereof
                                                   or thereof.

                                                   THE UNDERSIGNED HEREBY
                                                   ACKNOWLEDGES RECEIPT OF THE
                                                   NOTICE OF SPECIAL MEETING OF
                                                   SHAREHOLDERS OF THE FUND AND
                                                   THE PROXY STATEMENT, DATED
                                                   JANUARY 16, 2002.

                                                   THIS PROXY IS SOLICITED ON
                                                   BEHALF OF THE FUND'S BOARD.
                                                   PLEASE MARK, SIGN, DATE AND
                                                   RETURN THIS PROXY CARD
                                                   PROMPTLY, EITHER BY THE
                                                   ENCLOSED POSTAGE PAID
                                                   ENVELOPE, OR BY TELEPHONE OR
                                                   BY INTERNET.

To vote by Telephone:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

To vote by Internet:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Go to the website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------------------------------------

NATIONS INTERNATIONAL EQUITY FUND

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSALS BELOW. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.
              --------

Vote on Proposals

1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your fund into a corresponding successor fund.

                           FOR           AGAINST     ABSTAIN
                           |_|             |_|         |_|

2. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for Nations International Equity Master Portfolio, in which your fund invests all of its assets, without shareholder approval.

                           FOR           AGAINST     ABSTAIN
                           |_|             |_|         |_|

3. A new investment sub-advisory agreement with Marsico Capital Management, LLC for Nations International Equity Master Portfolio, in which your fund invests all of its assets.

                           FOR           AGAINST     ABSTAIN
                           |_|             |_|         |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

--------------------------------------------------------------------------------

Nations Funds                                   NATIONS INTERNATIONAL VALUE FUND
101 South Tryon Street
33rd Floor                                       Special Meeting of Shareholders
One Bank of America Plaza                         to be held on March 27, 2002
Charlotte, North Carolina  28255

                                                   The undersigned hereby
                                                   appoints Richard H. Blank,
                                                   Jr., Michael Simons and
                                                   Carolyn Wyse (the "Proxies"),
                                                   and each of them, attorneys
                                                   and proxies of the
                                                   undersigned, each with power
                                                   of substitution and
                                                   resubstitution, to attend,
                                                   vote and act for the
                                                   undersigned at the Special
                                                   Meeting of Shareholders of
                                                   the fund to be held at One
                                                   Bank of America Plaza, 101
                                                   South Tryon Street, 33rd
                                                   Floor, Charlotte, North
                                                   Carolina 28255, at 10:00 a.m.
                                                   (Eastern time) on March 27,
                                                   2002, and at any
                                                   adjournment(s) thereof. The
                                                   Proxies shall cast votes
                                                   according to the number of
                                                   shares of the fund which the
                                                   undersigned may be entitled
                                                   to vote with respect to the
                                                   proposals set forth below, in
                                                   accordance with the
                                                   specification indicated, if
                                                   any, and shall have all the
                                                   powers which the undersigned
                                                   would possess if personally
                                                   present. The undersigned
                                                   hereby revokes any prior
                                                   proxy to vote at such
                                                   meeting, and hereby ratifies
                                                   and confirms all that said
                                                   Proxies, or any of them, may
                                                   lawfully do by virtue hereof
                                                   or thereof.

                                                   THE UNDERSIGNED HEREBY
                                                   ACKNOWLEDGES RECEIPT OF THE
                                                   NOTICE OF SPECIAL MEETING OF
                                                   SHAREHOLDERS OF THE FUND AND
                                                   THE PROXY STATEMENT, DATED
                                                   JANUARY 16, 2002.

                                                   THIS PROXY IS SOLICITED ON
                                                   BEHALF OF THE FUND'S BOARD.
                                                   PLEASE MARK, SIGN, DATE AND
                                                   RETURN THIS PROXY CARD
                                                   PROMPTLY, EITHER BY THE
                                                   ENCLOSED POSTAGE PAID
                                                   ENVELOPE, OR BY TELEPHONE OR
                                                   BY INTERNET.

To vote by Telephone:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Call toll-free 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

To vote by Internet:

1)  Read the Proxy Statement and have the Proxy
Ballot below at hand.
2)  Go to the website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Ballot and follow the simple instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


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               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------------------------------------

NATIONS INTERNATIONAL VALUE FUND

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSALS BELOW. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.
              --------

Vote on Proposals

1. A proposed agreement and plan of reorganization dated as of January 1, 2002 that provides for the reorganization of your fund into a corresponding successor fund.

                           FOR           AGAINST     ABSTAIN
                           |_|             |_|         |_|


2. An authorization for Banc of America Advisors, LLC to hire and replace investment sub-advisers or to modify investment sub-advisory agreements for Nations International Value Master Portfolio, in which your fund invests all of its assets, without shareholder approval.

                           FOR           AGAINST     ABSTAIN
                           |_|              |_|        |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                                        -----------------------   --------
                                        Signature                   Date

                                        -----------------------   --------
                                        Signature (Joint Owners)    Date

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                                Nations Reserves
                                  Exhibit Index

Exhibit No.                Description
-----------                -----------

EX-1              Form of Agreement & Plan of Reorganization




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